Goodwill	12 Months Ended
Jun. 30, 2018
Disclosure Of Goodwill [Abstract]
Disclosure of goodwill [Text Block]
22.
Goodwill

	2018	2017
	(US$’000)	(US$’000)
Opening balance	2,977	3,041
Impairment of goodwill	(3,070)	-
Exchange difference	93	(64)
Closing balance	-	2,977

Goodwill is allocated to the Group’s cash-generating units (“CGUs”) identified according to business segment. Goodwill was allocated to the Other segment.

The recoverable amounts of CGUs are determined based on value-in-use calculations. The calculations use budget for the first year and cash flow projections based on financial forecasts prepared by management covering the remaining 4-year operating period. The key assumptions include revenue, cost of sales, operating expenses, discount rate terminal growth rate and working capital assumptions
which were determined by management based on the past performance and its expectations on market development.

For impairment testing purposes, the respective carrying amount was compared with the value in use. The nominal post-tax discount rate applied was 17% (2017: 12%). Cash flow projections for the Other segment were made using management’s five-year forecasts of EBITDA and capital expenditures. Cash flow projections for Other segment reflected long-term growth rates that were assumed to be equal to the average expected inflation rate for China (2018: 2%; 2017: 2%) and were adjusted for a variety of risks, in particular volume and margin deterioration.

Based on the
impairment
assessment of goodwill, in the opinion of the Directors, the goodwill is fully impaired as of June 30, 2018 together with $1.5 million of intangibles.. The remaining net assets of the business of US$7.3 million (including intangible and fixed assets of US$1.6 million and US$3.5 million respectively) are supported by the value in use calculations. However further reductions in the value in use assessment will result in further impairments.